                                                                   EXHIBIT 10.50

               SALE OF A CERTAIN NOTE SECURED BY JUNIOR SECURITY


      THIS AGREEMENT is made effective this the 14th day of November, 1996 by and between the U.A. CANADIAN PIPELINE INDUSTRY NATIONAL PENSION PLAN, a Registered Canadian Pension Trust with its business address in Surrey, British Columbia, Canada ("Pension Plan"), A&E CAPITAL FUNDING, INC., a Canadian corporation with its principal place of business in Ontario, Canada ("A&E"), and THE GAUNTLET AT CURTIS PARK, INC., a Virginia corporation with its principal place of business in Stafford County, Virginia ("Gauntlet"), and BRASSIE GOLF CORPORATION, a Delaware Corporation ("Brassie"), all of which collectively shall be referred to as "the Parties", or individually as a "Party", and


      WHEREAS, NATIONSBANK, N.A., a national banking association existing under the laws of the United States, with offices in Shallotte, North Carolina and elsewhere ("Nationsbank"), Pension Plan and Gauntlet entered into certain construction financing arrangements, which included, but which were not necessarily limited to:

      1. A loan agreement between Nationsbank and Gauntlet effective on April 19, 1994 for Nationsbank to loan Gauntlet the principal sum of TWO MILLION TWO HUNDRED THOUSAND UNITED STATES DOLLARS ($2,200,000.00) evidenced by a Promissory Note, which Note was secured by, among other things, a First Lien Credit Line Deed of Trust and Security Agreement in favor of Nationsbank as beneficiary; a Collateral Assignment of Rents, Leases and Profits; an Assignment of Developers Rights; and an Assignment of Contract Rights and Permits, all of which were effective on April 19, 1994; and

      2. A loan agreement between Pension Plan and Gauntlet effective on April 19, 1994 for Pension Plan to loan Gauntlet the principal sum of ONE MILLION SIX HUNDRED THOUSAND UNITED STATES DOLLARS ($1,600,000.00) (the "Loan") evidenced by the Loan Agreement and a Promissory Note dated April 19, 1994 ("Pension Plan Note") secured by;

            A Second Lien Credit Line Deed of Trust and Security Agreement in favor of the Pension Plan, effective on April 19, 1994 and recorded in Book 1026, Page 235 of the Office of the Clerk of the Circuit Court of Stafford County, Virginia; a Collateral Assignment of Rents, Leases and Profits effective on April 19, 1994 and recorded in Book 1026, Page 272 of the aforesaid registry; an Assignment of Developer's Rights; and an Assignment of Contract Rights and Permits (the "Junior Security"), all of which were effective as of April 19, 1994; and

            3.    The purchase of an equity interest in Gauntlet by Pension
            Plan; and

            4. An Intercreditor Agreement between Nationsbank, Gauntlet and Pension Plan effective on April 19, 1994 by which the parties agreed, inter alia, that the secured obligations of Gauntlet to Nationsbank were to be senior and primary to the secured obligations of Gauntlet to Pension Plan, and that the secured obligations of Gauntlet to Pension Plan were to be junior and subordinate to the secured obligations of Gauntlet to Nationsbank; and

            WHEREAS, with the consent of Pension Plan, Nationsbank made a further loan to Gauntlet on May 5th, 1995, and as an integral part of this transaction, Nationsbank, Pension Plan, Gauntlet, and Robert S. Janney, as Trustee of the Second Lien Credit Line Deed of Trust and Security Agreement in favor of the Pension Plan (the "Trustee"), modified the Intercreditor Agreement by entering into a Subordination Agreement of even date expressly subordinating the junior security interests of Pension Plan in the property of Gauntlet to the senior security interests of Nationsbank in the property of Gauntlet; and

            WHEREAS, during September, 1996, pursuant to the provisions of the Pension Plan Note and pursuant to a Memorandum of Agreement Effective June 17, 1996, Brassie paid, or caused to be paid, to the Trustee, on account of Gauntlet, a sum sufficient to pay all accrued interest and all other charges properly chargeable to Gauntlet and to reduce the principal sum of the Pension Plan Note to FOUR HUNDRED SIXTY-NINE THOUSAND UNITED STATES DOLLARS ($469,000.00), said payment to be accounted for as a capital contribution to Gauntlet by its shareholder, Brassie, and, additionally, Pension Plan and Brassie agreed that Brassie would, and did, pay Pension Plan the sum of FIFTY THOUSAND UNITED STATES DOLLARS ($50,000.00) as payment in full by Brassie for Pension Plan's equity interest in Gauntlet; and

            WHEREAS, A&E entered into an agreement with Brassie and Gauntlet to purchase the Pension Plan Note for the sum of FOUR HUNDRED SIXTY-NINE THOUSAND UNITED STATES DOLLARS ($469,000.00), and pursuant thereto, A&E has tendered such sum to Pension Plan and Pension Plan has agreed to transfer the Pension Plan Note and the Junior Security to A&E; and

            WHEREAS, Brassie, having purchased Pension Plan's equity interest in Gauntlet, is entitled to delivery of the stock certificates representing Pension Plan's equity interest in Gauntlet upon the closing of the various agreements herein recited,

            NOW, THEREFORE, for and in consideration of the promises and of the mutual agreements, representations, warranties, covenants and conditions hereinafter set forth, the parties hereto agree as follows:


      SECTION ONE: CONVEYANCE OF THE PENSION PLAN NOTE.
      -------------------------------------------------

      A. In consideration for the funds received from A&E, the adequacy and receipt of which is hereby acknowledged, and at the express request of Brassie and Gauntlet herein made, Pension Plan hereby conveys to A&E all of its right, title, and interest in the Promissory Note of Gauntlet to Pension Plan dated April 19, 1994 (the "Pension Plan Note").

      B. A&E acknowledges and agrees that the conveyance of the Pension Plan Note by Pension Plan to A&E is without recourse.

      C. Pension Plan agrees to endorse the Pension Plan Note prior to its delivery to A&E with language to the effect of "Pay to the order of A&E CAPITAL FUNDING, INC., a Canadian corporation, without recourse and subject to the terms and conditions of a certain Agreement effective November 14, 1996, the terms of which are incorporated herein as if fully set out."

      SECTION TWO: THE ASSIGNMENT OF THE JUNIOR SECURITY.
      ---------------------------------------------------

      In consideration for the funds received from A&E, the adequacy and receipt of which are hereby acknowledged, and at the request of Brassie, Pension Plan and Gauntlet hereby assign to A&E all of its right, title, and interest in the Junior Security. Pension Plan and Gauntlet shall, upon request of A&E, execute such other and further documents as may be reasonably necessary or desirable with respect to the security interests of A&E in the properties and interests in property constituting the Junior Security.

      SECTION THREE: TRANSFER OF GAUNTLET STOCK BY PENSION PLAN
      ---------------------------------------------------------

      Upon the execution of this Agreement, Pension Plan shall, subject to the terms and conditions set forth in this Agreement, deliver to Brassie certificates evidencing and representing all of Pension Plan's capital stock of Gauntlet free and clear of all liens, pledges, and encumbrances of every kind, character, and description whatsoever, save and except such rights which Nationsbank may have with respect to the stock pursuant to agreements with Gauntlet and/or Brassie.

      SECTION FOUR: INTERCREDITOR AND SUBORDINATION AGREEMENTS
      --------------------------------------------------------

      A&E acknowledges and assumes all of Pension Plan's rights, duties and obligations under the Intercreditor Agreement entered into on April 19, 1994 and under the Subordination Agreement of May 5, 1995, which Agreements shall in all respects bind A&E as if A&E were an original signatory thereto. The parties agree that Nationsbank is an intended third-party beneficiary of this Section of this Agreement.


      SECTION FIVE: REPRESENTATIONS AND WARRANTIES OF THE PARTIES
      -----------------------------------------------------------

      Each party to this Agreement hereby warrants the following representations as to itself, but does not warrant that these representations are true and correct as to any other party:

      A. The Parties are duly organized, validly existing and in good standing under the laws of their respective jurisdictions, and each has the power to own its property and conduct its business in the manner in which such business is now being conducted.

      B. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized and approved under each of the partys' governing documents. The Parties each have full power to enter into and perform this Agreement and the transactions contemplated hereby, and this Agreement constitutes a valid and binding agreement of each of the Parties enforceable in accordance with its terms.

      C. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not result in a violation of any provision of the governing documents of any of the parties, or of any agreement, indenture, mortgage, deed of trust or other instrument to which any of the Parties is a signatory, or by which any Party is bound or of any law, rule, regulation, judgment, order or decree, save and except agreements to which Nationsbank is a signatory unless Nationsbank consents to these transactions by means of a separate agreement. All consents by third parties, including the consent of Nationsbank, required to prevent or eliminate every such conflict, breach, default, lien and encumbrance shall have been validly obtained before the execution of this Agreement and such consents, if any, shall be in full force and effect and valid and sufficient for such purpose at the time of the execution of this Agreement.

      D. Pension Plan, A&E and Gauntlet warrant that no defaults exist under the terms of the Pension Plan Note or the Junior Security, nor do any circumstances exist which with the giving of notice or the passage of time would constitute such a default.

                             SECTION SIX: CONSENTS
                             ---------------------

      Each of the Parties consents to the transactions set forth in this Agreement.

                             SECTION SEVEN: NOTICE
                             ---------------------

      Any notice, request, instruction, or other documents to be given hereunder to any Party shall be in writing and delivered personally or sent by Registered Mail or Certified United States Mail postage prepaid, by a nationally recognized overnight private courier service, or by telegram, to the address set forth below. Any Party may change its address for purposes of this paragraph by giving notice of such change of address to the other party in the manner herein provided for giving notice.


            U.A. CANADIAN PIPELINE INDUSTRY NATIONAL PENSION PLAN
            Suite 316, 1959 - 152nd Street
            Surrey, British Columbia, Canada V4A 9E3

            with a copy to:
            ---------------
            Robert S. Janney, Esquire Janney & Janney
            12 South Court Street
            Luray, Virginia 22635

            A&E CAPITAL FUNDING, INC.,
            Suite 403 90 Eglington Avenue East
            Toronto, Ontario, Canada 4MP2Y3

            THE GAUNTLET AT CURTIS PARK, INC.,
            Attn: David C. Crowell, Esquire
            Brassie Golf Corporation
            5806-A Breckenridge Parkway
            Tampa, Florida 33610


                          SECTION EIGHT: MISCELLANEOUS
                          ----------------------------

      A. Subject to the terms and conditions hereof, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

      B. This instrument contains the entire agreement between the Parties hereto with respect to the transaction contemplated hereby and shall not be changed or terminated except by written amendment signed by the Parties hereto.

      C. This Agreement is being delivered and is intended to be performed in the Commonwealth of Virginia and shall be governed by and construed and enforced in accordance with the laws of Virginia.

      D. This Agreement may be signed in counterparts by the respective Parties hereto, and a combination of such counterparts containing the signatures of all of the Parties hereto shall constitute and be construed as one integrated Agreement, as if all the Parties had executed and acknowledged the same copy of the Agreement.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                        U.A. CANADIAN PIPELINE INDUSTRY NATIONAL
                        PENSION PLAN,
                        a Registered Canadian Pension Trust


                                       By: /s/ George Meservier
                                           -------------------------------------
                                       (Title): Chairman, Board of Trustees
                                               ---------------------------------
Attest:
       --------------------------------
(Title):
        -------------------------------


                        A&E CAPITAL FUNDING, INC.,
                        a Canadian Corporation


                                       By: /s/ Robert Ewart
                                           -------------------------------------
                                       (Title): President
                                               ---------------------------------

Attest:
       --------------------------------
(Title):
        -------------------------------

                        THE GAUNTLET AT CURTIS PARK, INC.,
                        a Virginia Corporation


                                       By: /s/ Thomas K. Richardson
                                           -------------------------------------
                                       (Title): President
                                               ---------------------------------

Attest:
       --------------------------------
(Title):
        -------------------------------

                           BRASSIE GOLF CORPORATION,
                           a Delaware Corporation





                                       By: /s/ William E. Horne
                                           -------------------------------------
                                       (Title): President/CEO
                                               ---------------------------------

Attest:
       --------------------------------
(Title):
        -------------------------------



PROVINCE OF BRITISH COLUMBIA  )
                              ) To-wit:
CANADA                        )


      The foregoing Agreement was acknowledged before me this _______ day of __________________, 1997, by _______________________ as
________________________ of U.A. CANADIAN PIPELINE INDUSTRY NATIONAL PENSION PLAN, a Registered Canadian Pension Trust, on behalf of said Trust.

      My commission expires:  ________________________________.

                        __________________________________________
                                    Notary Public


PROVINCE OF ONTARIO           )
                              ) To-wit:
CANADA                        )


      The foregoing Agreement was acknowledged before me this _______ day of __________________, 1997, by _______________________ as
________________________ of A&E CAPITAL FUNDING, INC., a Canadian Corporation, on behalf of said Corporation.

      My commission expires:  ________________________________.


                        __________________________________________
                                    Notary Public

STATE OF                      )
                              ) To-wit:
C_________ OF ________________)


      The foregoing Agreement was acknowledged before me this _______ day of __________________, 1997, by _______________________ as
________________________ of THE GAUNTLET AT CURTIS PARK, INC., a Virginia Corporation, on behalf of said Corporation.

      My commission expires:  ________________________________.


                        __________________________________________
                                   Notary Public


STATE OF FLORIDA              )
                              ) To-wit:
C_________ OF ________________)


      The foregoing Agreement was acknowledged before me this _______ day of __________________, 1997, by _______________________ as
________________________ of BRASSIE GOLF CORPORATION, a Delaware Corporation, on behalf of said Corporation.

      My commission expires:  ________________________________.


                        __________________________________________
                                     Notary Public